UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

IMAC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

605 Westgate Circle, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	NASDAQ Capital Market
Warrants to Purchase Common Stock	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.	Submission of Matters to a Vote of Security Holders

On October 6, 2020, IMAC Holdings, Inc. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”) at the Company’s offices located at 1605 Westgate Circle, Brentwood, Tennessee 37027, at 11:00 a.m., local time. As of September 24, 2020, the record date of the Annual Meeting, there were a total of 11,839,972 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. A total of 9,163,585 votes were represented at the Annual Meeting, and a quorum was present. The following proposals were submitted to the shareholders:

1. the election of five directors nominated by the Company’s board of directors (the “Board”) named in the Proxy Statement (defined below);

2. the ratification of the appointment of Daszkal Bolton LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2020;

3. the approval (on an advisory, non-binding basis) of the compensation of the Company’s named executive officers; and

4. the approval (on an advisory, non-binding basis), the frequency of the future advisory votes on the compensation of the Company’s named executive officers (whether once every year, every two years or three years).

For more information about the foregoing proposals, please see the Company’s Definitive Proxy Statement filed September 9, 2020 (the “Proxy Statement”).

The number of votes cast for, against, and where applicable, votes withheld, as well as abstentions and broker non-votes and whether each proposal was approved, is set forth below.

1. The election of five directors nominated by the Board and named in the Proxy Statement.

	FOR	WITHHOLD	BROKER NON-VOTES
Jeffrey S. Ervin	4,553,527	14,487	4,595,571
Matthew C. Wallis	3,847,333	720,671	4,595,581
David K. Ellwanger	4,541,481	26,523	4,595,581
George P. Hampton	4,532,540	35,464	4,595,581
Gerard M. Hayden, Jr.	4,538,297	29,707	4,595,581

The five nominees listed above were elected to the Board. Consistent with the Company’s certificate of incorporation, each director will serve until the Company’s 2021 annual meeting of stockholders and, in each case, until a successor has been elected and qualified, or until his earlier death, resignation or removal.

2. The ratification of the appointment of Daszkal Bolton LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2020.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,034,325	44,804	84,456	0

The appointment of Daszkal Bolton LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2020 was ratified.

3. The approval (on an advisory, non-binding basis) of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,784,844	777,344	11,301	4,590,096

The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved.

4. The approval (on an advisory, non-binding basis), the frequency of the future advisory votes on the compensation of the Company’s named executive officers (whether once every year, every two years or three years).

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON-VOTES
3,504,593	25,143	1,027,982	15,771	4,590,096

The stockholders approved, on an advisory, non-binding basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers to be held every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 7, 2020	IMAC HOLDINGS, INC.

	By:	/s/ Jeffrey Ervin
	Name:	Jeffrey Ervin
	Title:	Chief Executive Officer